EXHIBIT 4.1

Form of specimen certificate for common stock of the Company.

014327

COMMON STOCK

NUMBER

R

THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO AND NEW YORK, NY

RaMP

CREATING VALUE
THROUGH ACCESS

RAMP CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

CUSIP 75156P 10 8

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK ($.001 PAR VALUE) OF

RAMP CORPORATION

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and the Bylaws of the Corporation and all amendments thereto, to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

EXECUTIVE VICE PRESIDENT, C.F.O. AND SECRETARY

RAMP CORPORATION
CORPORATE
SEAL
2003
DELAWARE

PRESIDENT AND CHIEF OPERATING OFFICER

Countersigned:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. Box 1596
Denver, Colorado 80201
Transfer Agent and Registrar

By

Authorized Signature

RAMP CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–__________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.